SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material pursuant to §240.14a-12

Bob Evans Farms, Inc.

(Name of Registrant as Specified In Its Charter)

Post Holdings, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Filed by Post Holdings, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Bob Evans Farms, Inc.

Commission File No.: 0-1667

The following is a presentation by Post Holdings, Inc. (“Post”) management to employees of Bob Evans Farms, Inc. on September 28, 2017.

Hello from Post Holdings Rob Vitale, President and CEO September 28, 2017

POST HOLDINGS Additional Information Additional Information and Where to Find It In connection with the proposed merger, Bob Evans intends to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). BOB EVANS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING ANY DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to stockholders of Bob Evans. Investors and security holders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (when they become available) at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.” Participants in the Solicitation Bob Evans, Post and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2016, filed with the SEC on November 18, 2016 and the proxy statement for Post’s 2017 Annual Meeting of Shareholders, filed with the SEC on December 8, 2016. Information regarding Bob Evans’ directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017 and the proxy statement for Bob Evans’ 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. Cautionary Statement Regarding Forward-Looking Statements Certain matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of Bob Evans by Post will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of Bob Evans’ stockholders and required regulatory approvals and to satisfy other closing conditions to the merger agreement; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on Post’s common stock or Bob Evans’ common stock because of the failure to complete the proposed transaction; Post’s or Bob Evans’ respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; Post and Bob Evans being unable to promptly and effectively implement integration strategies and obtain expected cost savings and synergies within the expected timeframe; Post’s ability to retain certain key employees at Bob Evans; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in Post’s and Bob Evans’ filings with the Securities and Exchange Commission. Post and Bob Evans caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent Post’s and Bob Evans’ judgment as of the date of this presentation, and Post and Bob Evans undertake no obligation to update or revise them unless otherwise required by law.

We are Excited to Work with You – and Learn from You Incredible COMPANY Great BRANDS & PRODUCTS Exceptional PEOPLE Strong VALUES & CULTURE POST HOLDINGS

A Bit About Post POST HOLDINGS Post was founded by C.W. Post in 1895 Post began making his cereal in a “little white barn” on our campus in Battle Creek, Michigan Our products have been available nationwide since the early 1900s

POST HOLDINGS

http://www.flickriver.com/photos/roadsidepictures/5140615480/ POST HOLDINGS

Jack Boucher [Public domain], via Wikimedia Commons POST HOLDINGS

1895 1929 1989 2008 1985 2012 POST HOLDINGS

Post’s Evolution POST HOLDINGS 9 2014 2013 DECEMBER 2012 ATTUNE FOODS MAY 2013 Acquired certain assets from HEARTHSIDE FOOD SEPTEMBER 2013 PREMIER NUTRITION JANUARY 2014 DAKOTA GROWERS JUNE 2014 MICHAEL FOODS OCTOBER 2014 POWERBAR NOVEMBER 2014 AMERICAN BLANCHING COMPANY FEBRUARY 2014 GOLDEN BOY & DYMATIZE 2012

Post’s Evolution POST HOLDINGS OCTOBER 2016 NATIONAL PASTEURIZED EGGS 2017 2016 JULY 2017 WEETABIX OCTOBER 2015 WILLAMETTE EGG FARMS SEPTEMBER 2017 BOB EVANS FARMS Announced intent to acquire MAY 2015 MOM BRANDS 2015

2017* 34% RTE Cereal 28% Value Added Egg Products 13% Protein Shakes, Bars & Powders 11% Private Label Peanut Butter & Granola 9% Branded Potatoes & Cheese 5% Pasta 34% RTE CEREAL 28% 13% 11% 9% 5% 2017 NET SALES: $5.5 BN TOTAL EMPLOYEES: 10,402 POST HOLDINGS EMPLOYEES: 116 ADJUSTED EBIDTA: $1.1 BN ENTERPRISE VALUE: $11.5 BN RTE CEREAL MARKET SHARE: 19% STOCK PRICE: $86.50 LOCATIONS: 163 *2017 figures exclude impact from Bob Evans Farms pending acquisition 100% RTE Cereal 100 % RTE CEREAL 2012 2012 NET SALES: $958.9 MM TOTAL EMPLOYEES: 1,300 POST HOLDINGS EMPLOYEES: 27 ADJUSTED EBIDTA: $214.6 MM ENTERPRISE VALUE: ~$1.7 BN RTE CEREAL MARKET SHARE: 11% STOCK PRICE: $26.89 LOCATIONS: 12 POST HOLDINGS

Today some of our brands include: POST HOLDINGS

How We Are Organized POST HOLDINGS POST CONSUMER BRANDS Ready-to-eat (“RTE”) cereal and granola (Primarily in North America and inclusive of the Weetabix North America business) RTE cereal primarily in the United Kingdom WEETABIX MICHAEL FOODS GROUP Foodservice and retail egg, potato, cheese and pasta ACTIVE NUTRITION Protein shake, bar and powder products PRIVATE BRANDS Peanut butter, nut butters, dried fruit and nuts

Bob Evans and Post: Even Stronger Together POST HOLDINGS Our combined company will be stronger, more diverse and even better prepared to capitalize on future growth opportunities

Upon closing, Bob Evans to manage refrigerated retail, including existing Michael Foods retail business How The Combined Business Will Be Organized POST HOLDINGS Reorganized Structure Bob Evans All Refrigerated Retail Bob Evans Retail Michael Foods Retail Michael Foods All Commercial Foodservice Bob Evans Foodservice Michael Foods Foodservice Led by Mike Townsley Led by Jim Dwyer Align business operations according to strengths and capabilities – positioned to capture new market opportunities and drive growth Michael Foods to manage commercial foodservice, including existing Bob Evans’ foodservice business

Our Expected Joint Leadership Team Upon closing of the transaction: POST HOLDINGS Mike Townsley Will lead new refrigerated retail business Jim Dwyer Will lead commercial foodservice business An integration team comprising members from both Bob Evans and Michael Foods will work together to develop a comprehensive integration plan to bring our two businesses together

The Road Ahead POST HOLDINGS Seeking regulatory approval Work towards completion of acquisition – expected Q1 2018 Begin integration for a stronger combined company In the meantime, Post and Bob Evans will continue to operate as separate businesses until after the transaction closes

Q&A